EXHIBIT 10.4

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE 1	OF PAGES 2
2. AMENDMENT/MODIFICATION NO. 00017	3. EFFECTIVE DATE 04/19/2016	4. REQUISITION/PURCHASE NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	8219	7. ADMINISTERED BY (If other than Item 6) CODE		8219
Centers for Disease Control and Prevention (CDC)		Centers for Disease Control and Prevention (CDC)
Procurement and Grants Office (PGO)		Procurement and Grants Office (PGO)
2920 Brandywine Road		2920 Brandywine Road
Atlanta, GA 30341-5539		Atlanta, GA 30341-5539
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, county, State and ZIP Code)		(√)	9A. AMENDMENT OF SOLICITATION NO.
EMERGENT BIODEFENSE OPERATIONS LANSING LLC
3500 N MARTIN LUTHER KING JR BLVD # 1			9B. DATED (SEE ITEM 11)

LANSING, MI 48906-2933			10A. MODIFICATION OF CONTRACT/ORDER NO.
200-2011-42084
		X	10B. DATED (SEE ITEM 13)
CODE 026489018	FACILITY CODE		09/30/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
 The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers   __ is extended, _ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning                         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(√)			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103 (a) Mutual Agreement of the Parties
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, is required to sign this document and return ___1____ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
This modification is issued to add FAR Clause 52.232-40 Providing Accelerated Payments to Small Business Subcontractors to Section I-2 – Clauses Incorporated In Full Text.  Please see a description of the clause on Page 2.

All other terms and conditions remain the same.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Michael Mann Sr. Manager, Commercial Operations		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Sherrie N Randall
15B. CONTRACTOR/OFFEROR /s/ J. Michael Mann (Signature of person authorized to sign)	15C. DATE SIGNED 20 APR 16	16B. UNITED STATES OF AMERICA By (Signature of Contracting Officer)	16C. DATE SIGNED
NSN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE 30-105 STANDARD FORM 30 (Rev. 10-83)
                                                                        Prescribed by GSA
                                                                        FAR (48 CFR) 53.243

Section 1-2 - Clauses Incorporated In Full Text
FAR 52.232-40 Providing Accelerated Payments to Small Business Subcontractors.
As prescribed in 32.009-2, insert the following clause:
Providing Accelerated Payments to Small Business Subcontractors (Dec 2013)
(a)  Upon receipt of accelerated payments from the Government, the Contractor shall make accelerated payments to its small business subcontractors under this contract, to the maximum extent practicable and prior to when such payment is otherwise required under the applicable contract or subcontract, after receipt of a proper invoice and all other required documentation from the small business subcontractor.
(b)  The acceleration of payments under this clause does not provide any new rights under the Prompt Payment Act.
(c)  Include the substance of this clause, including this paragraph (c), in all subcontracts with small business concerns, including subcontracts with small business concerns for the acquisition of commercial items.